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                                                              EXHIBIT 10.1(s)(2)

                             AMENDMENT NO. 3 TO THE
                           UNIVERSAL FOODS CORPORATION
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                          (commonly known as SERP "A")

            WHEREAS, Universal Foods Corporation d/b/a Sensient Technologies Corporation (the "Company") sponsors the Universal Foods Corporation Supplemental Executive Retirement Plan (commonly known as "SERP A") (the "Plan") for employees of the Company who have satisfied the eligibility requirements of the Plan; and

            WHEREAS, the Company's fiscal year has changed to the calendar year; and

            WHEREAS, the Company has changed its name to Sensient Technologies Corporation, subject to shareholder approval at the annual meeting of shareholders scheduled to be held in April 2001; and

            WHEREAS, the Company wishes to amend the Plan to reflect such changes and other matters relating thereto.

            NOW, THEREFORE, the Plan is hereby amended as follows effective as of the dates noted below:

            1. Effective as of November 6, 2000, the Plan shall be known as the:
"Sensient Technologies Corporation Supplemental Executive Retirement Plan A".

            2. Effective as of November 6, 2000, Section 1. of the Plan is amended in its entirety to read as follows:

      "SECTION 1. PURPOSE

            The purpose of the Sensient Technologies Corporation Supplemental Executive Retirement Plan (the "Plan") is to enable Universal Foods Corporation d/b/a Sensient Technologies Corporation, and, effective upon shareholder approval, to be known as Sensient Technologies Corporation (the "Company") to attract, retain, and motivate certain key employees and to provide retirement and survivor benefits for the employees, their surviving spouses and designated beneficiaries. The Company intends the Plan to be a non-qualified supplemental executive retirement plan for certain key employees, as designated and described herein."

      3. Effective as of November 6, 2000, Paragraph A. of Section 2. is amended in its entirety to read as follows:

            "A. 'Board of Directors' means the board of directors of the Company."

            4. Effective as of October 1, 2000, Paragraph D. of Section 2. is amended in its entirety to read as follows:
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            "D.   'Fiscal Year' means: (i) on or after January 1, 2001, each twelve (12) consecutive month period commencing on January 1 and ending the following December 31; (ii) on or after October 1, 2000, but prior to January 1, 2001, the three (3) consecutive month period commencing October 1, 2000 and ending December 31, 2000; and (iii) prior to October 1, 2000, each twelve (12) consecutive month period beginning October 1 and ending the following September 30.

            5. Effective as of November 6, 2000, Paragraph E. of Section 2. is amended in its entirety to read as follows:

            "E. 'Company' means Universal Foods Corporation d/b/a Sensient Technologies Corporation and, and effective upon approval of the shareholders, to be known as Sensient Technologies Corporation, and shall include all of its wholly-owned subsidiaries."

            6. Effective as of November 6, 2000, Section 19. is amended by replacing the reference to "Universal Foods Corporation" with "Sensient Technologies Corporation".

            7. Effective as of November 6, 2000, Exhibit A is amended throughout by replacing each reference to "Universal Foods Corporation" with "Sensient Technologies Corporation".

            8. Effective as of November 6, 2000, Exhibit B is amended throughout by replacing each reference to "Universal Foods Corporation" with "Sensient Technologies Corporation".

            IN WITNESS WHEREOF, this Amendment has been duly executed this 12th day of December, 2000.

                                        UNIVERSAL FOODS CORPORATION
                                        d/b/a SENSIENT TECHNOLOGIES CORPRORATION


                                        By: /s/: Richard Carney
                                           -------------------------------------


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